UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 16, 2004


                               CONVERA CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware               000-31989               54-1987541
----------------    ------------------------    -------------------
(State or other       (Commission File No.)     (I.R.S. Employer
  jurisdiction of                                 Identification No.)
incorporation)



                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
-------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700
                                 ---------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(   )  Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

(   ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

(   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

(   )  Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))




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Item 3.02.  Recent Sales of Unregistered Securities
            ----------------------------------------


     On  September  16,  2004,  Convera  Corporation,   a  Delaware  corporation
("Convera"), announced that it completed a private placement of 3,433,332 newly-issued shares of common stock to several investors, including affiliates of Allen & Company Incorporated, a significant stockholder of Convera, and certain directors. The shares were priced on September 7, 2004 at $3.00 per share, representing a premium to the $2.80 closing market price on such date, and are subject to a six-month lock-up. The private placement resulted in gross proceeds of $10.3 million. The shares issued in the private placement were issued pursuant to the exemption from registration provided by Section 4(2) and Rule 506 under the Securities Act of 1933, as amended.


Convera intends to use the proceeds from this private placement for general corporate purposes, including potential acquisitions.

A copy of Convera's press release announcing the acceptance of subscriptions for the private placement is attached as Exhibit 99 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report announcing the transaction includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Convera's business and the acquisition contained in the press release are "forward-looking" rather than "historic."


Item 9.01.  Financial Statements and Exhibits


99          Press Release of Convera Corporation dated September 16, 2004




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                            CONVERA CORPORATION



                             By: /s/ John R. Polchin
                                 John R. Polchin
                                 Chief Financial Officer




Date:  September 16, 2004



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




                                                                      EXHIBIT 99

Contact:   Anna Van Lier
             Director, Corporate Communications
             Convera
             703.761.5274
             avanlier@convera.com


Convera Completes Private Placement


Vienna, Va., September 16, 2004 - Convera Corporation (NASDAQ: CNVR), a leading provider of search and categorization software for enterprises and government agencies, today announced that the Company has completed a private placement of 3,433,332 newly-issued shares of common stock to several investors, including affiliates of Allen & Company Incorporated, a significant stockholder of the Company, and certain directors.. The shares were priced on September 7, 2004 at $3.00 per share, representing a premium to the $2.80 closing market price on such date, and are subject to a six-month lock-up. The private placement resulted in gross proceeds of $10.3 million.

Convera intends to use the proceeds from this private placement for general corporate purposes, including potential acquisitions.

The shares of common stock have not been registered under the Securities Act of 1933 and may not be subsequently offered or sold by the investors in the United States absent registration or an applicable exemption from the registration requirements. Convera has agreed to file a registration statement covering resales of the common stock by investors. This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.



About Convera
Convera is a leading provider of mission-critical enterprise search and categorization solutions. Convera's RetrievalWare solutions maximize return on investment in vast stores of unstructured information by providing highly scalable, fast, accurate and secure search across more than 200 forms of text, video, image and audio information, in more than 45 languages. More than 800 customers in 33 countries rely on Convera's search solutions to power a broad range of mission-critical applications including enterprise portals, knowledge management, intelligence gathering, profiling, corporate policy compliance, regulatory compliance, customer service and more. For more information, contact Convera at 800-788-7758, via e-mail at info@convera.com or on the Web at www.convera.com.

This release, including any statements from Convera personnel, contains statements about Convera's future expectations, performance, plans, and prospects, as well as assumptions about future events. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, business and economic conditions and trends; continued success in technological advances; possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangements; reduced customer demand relative to expectations; competitive factors; and other risk factors listed from time to time in the company's SEC reports. Actual results may differ materially from our expectations as the result of these and other important factors relating to Convera's business and product development efforts, which are further described in Convera's filings with the Securities and Exchange Commission. These filings can be obtained from the SEC's website located at www.sec.gov. Any forward-looking statements are based on information available to Convera on the date of this release, and Convera assumes no obligation to update such statements.

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The Convera design logo and the following are worldwide trademarks of Convera:
Convera(TM), RetrievalWare(R), and Screening Room(R). The names of actual companies and products mentioned herein may be the trademarks of their respective owners.


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